Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

Simon Property Group, Inc. (the “Company” or “Simon Property”) (NYSE:SPG) is a self-administered and self-managed real estate investment trust (“REIT”). Simon Property Group, L.P. (the “Operating Partnership”) is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, “Simon Group”) are engaged primarily in the ownership, development and management of retail real estate properties, primarily regional malls, Premium Outlet centers and community/lifestyle centers.

At June 30, 2006, the Company owned or had an interest in 285 properties in the United States containing an aggregate of 200 million square feet of gross leasable area (GLA) in 39 states plus Puerto Rico. The Company also holds interests in 52 European shopping centers in France, Italy and Poland; 5 Premium Outlet centers in Japan; and one Premium Outlet center in Mexico.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of June 30, 2006, for the Company and the Operating Partnership.

Certain statements made in this Supplemental Package may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Those risks and uncertainties include, but are not limited to:  the Company’s ability to meet debt service requirements, the availability of financing, changes in the Company’s credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, the ability to hedge interest rate risk, risks associated with the acquisition, development and expansion of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, impact of terrorist activities, inflation and maintenance of REIT status. The Company discusses these and other risks and uncertainties under the heading “Risk Factors” in its most recent Annual Report on Form 10-K that could cause the Company’s actual results to differ materially from the forward-looking statements that the Company makes. The Company may update that discussion in subsequent quarterly reports, but otherwise the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

Results for the next two quarters will be announced according to the following approximate schedule:

Third Quarter 2006	Late October 2006
Fourth Quarter 2006	Early February 2007

Stock Information

Simon Property common stock and four issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor’s(1)
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody’s(2)
Senior Unsecured	Baa1	(Positive Outlook)
Preferred Stock	Baa2	(Positive Outlook)

(1)          On March 31, 2006, Standard & Poor’s upgraded its rating on Simon Group’s corporate and senior unsecured debt to A- from BBB+ and upgraded its rating on Simon Group’s preferred stock to BBB+ from BBB.

(2)          On April 26, 2006, Moody’s changed its outlook on Simon Group’s senior unsecured debt and preferred stock to Positive from Stable.

Simon Property Group Ownership Structure(1)
June 30, 2006

(1)          Schedule excludes preferred stock (see “Preferred Stock/Units Outstanding”) and units not convertible into common stock.

(2)          Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)          Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)          Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(5)          Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(6)          Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2005 through June 30, 2006

	Operating	Company
	Partnership	Common
	Units(1)	Shares(2)
Number Outstanding at December 31, 2005	58,522,624	220,361,581
Activity During the First Quarter of 2006:
Issuance of Stock for Stock Option Exercises	—	58,225
Conversion of Units into Common Stock	(16,800)	16,800
Conversion of Units into Cash	(32,349)	—
Conversion of Preferred Units into Units	19,967	—
Restricted Stock Awards (Stock Incentive Program), Net	—	426,750
Number Outstanding at March 31, 2006	58,493,442	220,863,356
Activity During the Second Quarter of 2006:
Issuance of Stock for Stock Option Exercises	—	146,500
Conversion of Preferred Stock into Common Stock	—	169,343
Conversion of Units into Cash	(101,469)	—
Conversion of Preferred Units into Units	1,245	—
Restricted Stock Awards (Stock Incentive Program), Net	—	(9,465)
Number Outstanding at June 30, 2006	58,393,218	221,169,734
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at June 30, 2006		221,169,734
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		10,698,215
Series C 7% Cumulative Convertible Preferred Units(3)		1,046,393
Series I 6% Convertible Perpetual Preferred Units(3)		3,273,523
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		885,218
Diluted Common Shares Outstanding at June 30, 2006(5)		237,073,083

(1)     Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)     Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 59).

(3)          Conversion terms provided on page 59 of this document.

(4)          Based upon the weighted average stock price for the quarter ended June 30, 2006.

(5)          For FFO purposes.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of June 30, 2006
Unaudited
(In thousands, except as noted)

	As of or for the		As of or for the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$798,738	$752,084	$1,586,387	$1,494,054
Net Income Available to Common Stockholders	$82,868	$154,811	$186,885	$211,878
Basic Earnings per Common Share	$0.37	$0.70	$0.85	$0.96
Diluted Earnings per Common Share	$0.37	$0.70	$0.84	$0.96
FFO of the Simon Portfolio	$358,440	$335,169	$717,297	$654,738
Diluted FFO of the Simon Portfolio	$372,561	$349,378	$745,612	$683,159
Basic FFO per Share	$1.28	$1.20	$2.57	$2.34
Diluted FFO per Share	$1.26	$1.18	$2.52	$2.31
Distributions per Share	$0.76	$0.70	$1.52	$1.40

	June 30,	December 31,
	2006	2005
Stockholders’ Equity Information
Limited Partner Units Outstanding at End of Period	58,393	58,523
Common Shares Outstanding at End of Period	221,170	220,361
Total Common Shares and Units Outstanding at End of Period	279,563	278,884
Weighted Average Limited Partnership Units Outstanding	58,488	59,566
Weighted Average Common Shares Outstanding—Basic(1)	220,787	220,259
Weighted Average Common Shares Outstanding—Diluted(1)	236,886	236,321
Debt Information
Simon Group’s Share of Consolidated Debt	$13,942,213	$13,912,933
Simon Group’s Share of Joint Venture Debt	$3,433,708	$3,169,662
Market Capitalization
Common Stock Price at End of Period	$82.94	$76.63
Equity Market Capitalization(2)	$24,923,383	$23,070,738
Total Capitalization—Including Simon Group’s Share of JV Debt	$42,299,304	$40,153,333

	As of or for the
	Six Months Ended
	June 30,
	2006	2005
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$12,241	$6,862
Joint Venture Properties	$3,882	$1,475
Simon Group’s Share of Joint Venture Properties	$1,808	$639

(1)          For purposes of computing net income and FFO per share.

(2)          Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

On the next three pages, we present balance sheet and income statement data on a pro-rata basis reflecting the Company’s proportionate economic ownership of each asset in the Simon Group portfolio.

Basis of Presentation:  The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company’s Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended June 30, 2006

	Consolidated	Minority Interest	The Company’s Consolidated Share	The Company’s Share of Joint Ventures	Total Company’s Share
REVENUE:
Minimum rent	$485,826	$(8,304)	$477,522	$120,194	$597,716
Overage rent	15,297	(88)	15,209	7,383	22,592
Tenant reimbursements	226,777	(5,080)	221,697	55,390	277,087
Management fees and other revenues	19,399	—	19,399	—	19,399
Other income	51,439	(444)	50,995	16,034	67,029
Total revenue	798,738	(13,916)	784,822	199,001	983,823
EXPENSES:
Property operating	107,257	(2,894)	104,363	37,567	141,930
Depreciation and amortization	211,363	(2,114)	209,249	54,533	263,782
Real estate taxes	70,404	(1,177)	69,227	13,257	82,484
Repairs and maintenance	24,839	(652)	24,187	8,876	33,063
Advertising and promotion	20,541	(330)	20,211	3,139	23,350
Provision for (recovery of) credit losses	4,466	(112)	4,354	525	4,879
Home and regional office costs	32,652	—	32,652	—	32,652
General & administrative	5,005	—	5,005	—	5,005
Other	12,162	(544)	11,618	17,965	29,583
Total operating expenses	488,689	(7,823)	480,866	135,862	616,728
OPERATING INCOME	310,049	(6,093)	303,956	63,139	367,095
Interest expense	200,743	(2,660)	198,083	44,302	242,385
Income before minority interest	109,306	(3,433)	105,873	18,837	124,710
Minority interest	(3,433)	3,433	—	—	—
Income tax expense of taxable REIT subsidiaries	(3,220)	—	(3,220)	—	(3,220)
Income before unconsolidated entities	102,653	—	102,653	18,837	121,490
Income from unconsolidated entities and beneficial interests	19,882	—	19,882	(18,837)	1,045
Gain on sales of interests in unconsolidated entities	7,599	—	7,599	—	7,599
Income from continuing operations	130,134	—	130,134	—	130,134
Results of operations from discontinued operations	(135)	—	(135)	—	(135)
Gain on disposal or sale of discontinued operations, net	112	—	112	—	112
Income before allocation to limited partners	130,111	—	130,111	—	130,111
LESS:
Limited partners’ interest in the Operating Partnership	21,920	—	21,920	—	21,920
Preferred distributions of the Operating Partnership	6,928	—	6,928	—	6,928
NET INCOME	101,263	—	101,263	—	101,263
Preferred dividends	(18,395)	—	(18,395)	—	(18,395)
NET INCOME AVAILABLE TO
COMMON STOCKHOLDERS	$82,868	$—	$82,868	$—	$82,868
RECONCILIATION OF NET INCOME TO FFO
Net Income			$101,263	$—	$101,263
Adjustments to Net Income to Arrive at FFO:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			28,848	—	28,848
Depreciation and amortization from consolidated properties, beneficial interests, and discontinued operations			210,448	—	210,448
Simon’s share of depreciation and amortization from unconsolidated entities			—	52,946	52,946
Income from unconsolidated entities			(18,837)	18,837	—
Gain on disposal or sale of discontinued operations, net and gain on sales of interests in unconsolidated entities, net			(7,711)	—	(7,711)
Minority interest portion of depreciation and amortization			(2,031)	—	(2,031)
Preferred distributions and dividends			(25,323)	—	(25,323)
FFO of the Simon Portfolio			$286,657	$71,783	$358,440
Percentage of FFO of the Simon Portfolio			79.97%	20.03%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Six Months Ended June 30, 2006

The Company’s	The Company’s	Total
Minority	Consolidated	Share of	Company’s
Consolidated	Interest	Share	Joint Ventures	Share
REVENUE:
Minimum rent	$973,914	$(16,621)	$957,293	$234,040	$1,191,333
Overage rent	31,356	(205)	31,151	13,098	44,249
Tenant reimbursements	447,812	(11,148)	436,664	107,249	543,913
Management fees and other revenues	39,568	—	39,568	—	39,568
Other income	93,737	(872)	92,865	30,874	123,739
Total revenue	1,586,387	(28,846)	1,557,541	385,261	1,942,802
EXPENSES:
Property operating	213,204	(5,926)	207,278	73,513	280,791
Depreciation and amortization	420,810	(4,262)	416,548	105,147	521,695
Real estate taxes	152,209	(5,785)	146,424	26,692	173,116
Repairs and maintenance	50,794	(1,291)	49,503	17,006	66,509
Advertising and promotion	37,943	(645)	37,298	6,151	43,449
Provision for (recovery of) credit losses	4,460	(246)	4,214	853	5,067
Home and regional office costs	62,988	—	62,988	—	62,988
General & administrative	9,498	—	9,498	—	9,498
Other	25,228	(1,003)	24,225	28,272	52,497
Total operating expenses	977,134	(19,158)	957,976	257,634	1,215,610
OPERATING INCOME	609,253	(9,688)	599,565	127,627	727,192
Interest expense	404,815	(5,330)	399,485	89,098	488,583
Income before minority interest	204,438	(4,358)	200,080	38,529	238,609
Minority interest	(4,358)	4,358	—	—	—
Income tax expense of taxable REIT subsidiaries	(4,859)	—	(4,859)	—	(4,859)
Income before unconsolidated entities	195,221	—	195,221	38,529	233,750
Income from unconsolidated entities and beneficial interests	49,805	—	49,805	(38,529)	11,276	(A)
Gain on sales of interests in unconsolidated entities	41,949	—	41,949	—	41,949
Income from continuing operations	286,975	—	286,975	—	286,975
Results of operations from discontinued operations	56	—	56	—	56
Gain on disposal or sale of discontinued operations, net	84	—	84	—	84
Income before allocation to limited partners	287,115	—	287,115	—	287,115
LESS:
Limited partners’ interest in the Operating Partnership	49,508	—	49,508	—	49,508
Preferred distributions of the Operating Partnership	13,754	—	13,754	—	13,754
NET INCOME	223,853	—	223,853	—	223,853
Preferred dividends	(36,968)	—	(36,968)	—	(36,968)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$186,885	$—	$186,885	$—	$186,885
RECONCILIATION OF NET INCOME TO FFO
Net Income	$223,853	$—	$223,853
Adjustments to Net Income to Arrive at FFO:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership	63,262	—	63,262
Depreciation and amortization from consolidated properties, beneficial interests, and discontinued operations	423,990	—	423,990
Simon’s share of depreciation and amortization from unconsolidated entities	—	103,078	103,078
Income from unconsolidated entities	(38,529)	38,529	—
Gain on disposal or sale of discontinued operations, net and gain on sales of interests in unconsolidated entities, net	(42,033)	—	(42,033)
Minority interest portion of depreciation and amortization	(4,131)	—	(4,131)
Preferred distributions and dividends	(50,722)	—	(50,722)
FFO of the Simon Portfolio	$575,690	$141,607	$717,297
Percentage of FFO of the Simon Portfolio	80.26%	19.74%	100.00%

(A)  Represents beneficial interest in earnings from Mall of America for the period from August 2004 through and including the second quarter of 2006 attributable to a transfer from a Simon family affiliate of certain cash flow distributions, capital transaction proceeds and related profits and losses.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of June 30, 2006

			The Company’s	The Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
ASSETS:
Investment properties, at cost	$22,004,082	$(202,036)	$21,802,046	$5,414,666	$27,216,712
Less—accumulated depreciation	4,172,347	(62,958)	4,109,389	807,357	4,916,746
	17,831,735	(139,078)	17,692,657	4,607,309	22,299,966
Cash and cash equivalents	330,285	(9,123)	321,162	130,342	451,504
Tenant receivables and accrued revenue, net	307,969	(5,055)	302,914	81,674	384,588
Investment in unconsolidated entities, at equity	1,523,529	—	1,523,529	(1,523,529)	—
Deferred costs and other assets	922,349	(71,813)	850,536	144,260	994,796
Total assets	$20,915,867	$(225,069)	$20,690,798	$3,440,056	$24,130,854
LIABILITIES:
Mortgages and other indebtedness	$14,133,592	$(191,379)	$13,942,213	$3,433,708	$17,375,921
Accounts payable, accrued expenses, intangibles, and deferred revenues	976,823	(7,639)	969,184	181,054	1,150,238
Cash distributions and losses in partnerships and joint ventures, at equity	224,984	—	224,984	(224,984)	—
Other liabilities, minority interest and accrued dividends	176,278	(26,051)	150,227	50,278	200,505
Total liabilities	15,511,677	(225,069)	15,286,608	3,440,056	18,726,664
LIMITED PARTNERS’ INTEREST IN THE OPERATING PARTNERSHIP	833,363	—	833,363	—	833,363
LIMITED PARTNERS’ PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	400,516	—	400,516	—	400,516
STOCKHOLDERS’ EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 25,420,042 issued and outstanding, with a liquidation value of $1,071,002	1,069,388	—	1,069,388	—	1,069,388
Common stock, $.0001 par value, 400,000,000 shares authorized, 225,536,979 issued and outstanding	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	4,975,936	—	4,975,936	—	4,975,936
Accumulated deficit	(1,699,813)	—	(1,699,813)	—	(1,699,813)
Accumulated other comprehensive income	18,453	—	18,453	—	18,453
Common stock held in treasury at cost, 4,379,245 shares	(193,676)	—	(193,676)	—	(193,676)
Total stockholders’ equity	4,170,311	—	4,170,311	—	4,170,311
	$20,915,867	$(225,069)	$20,690,798	$3,440,056	$24,130,854

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of June 30, 2006
(in thousands, except as noted)

Industry practice is to evaluate real estate properties on an unleveraged basis. NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

However, you should understand that NOI:

•       does not represent cash flow from operations as defined by GAAP,

•       should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

•       is not an alternative to cash flows as a measure of liquidity, and

•       is not indicative of cash flows from operating, investing and financing activities.

The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to “Total NOI of the Simon Group Portfolio.”  This schedule also provides the increase in NOI of regional malls that are comparable properties for the quarter and six months ended June 30, 2006.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2006	2005	2006	2005
Reconciliation of NOI of consolidated Properties:
Net Income	$101,263	$173,218	$223,853	$248,682
Preferred distributions of the Operating Partnership	6,928	7,350	13,754	14,274
Limited partners’ interest in the Operating Partnership	21,920	42,018	49,508	57,681
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net	23	(119,942)	(140)	(123,195)
Income tax expense of taxable REIT subsidiaries	3,220	2,734	4,859	7,420
Minority interest	3,433	2,253	4,358	5,560
Interest expense	200,743	197,782	404,815	392,986
Income from unconsolidated entities	(19,882)	(14,456)	(49,805)	(32,383)
(Gain) loss on sales of interest in unconsolidated entities	(7,599)	(2,134)	(41,949)	(12,607)
Operating Income	310,049	288,823	609,253	558,418
Depreciation and amortization	211,363	204,494	420,810	414,792
NOI of consolidated Properties	$521,412	$493,317	$1,030,063	$973,210
Reconciliation of NOI of unconsolidated entities:
Net Income	$101,650	$79,647	$183,436	$248,808
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net	(21,326)	(180)	(21,206)	(98,497)
Interest expense	110,082	98,314	217,628	194,724
Income from unconsolidated entities	(145)	637	(239)	1,892
Gain on sale of asset	(94)	—	(94)	—
Operating Income	190,167	178,418	379,525	346,927
Depreciation and amortization	83,147	84,015	159,119	159,490
NOI of unconsolidated entities	$273,314	$262,433	$538,644	$506,417
Total consolidated and unconsolidated NOI from continuing operations	$794,726	$755,750	$1,568,707	$1,479,627
Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	244	8,304	1,341	19,253
Total NOI of the Simon Group Portfolio	$794,970	$764,054	$1,570,048	$1,498,880
Increase in NOI from prior period	4.0%	20.1%	4.7%	19.7%
Less: Joint venture partner’s share of NOI	164,228	158,911	321,105	306,128
Simon Group’s Share of NOI	$630,742	$605,143	$1,248,943	$1,192,752
Increase in Simon Group’s Share of NOI from prior period	4.2%	26.4%	4.7%	27.0%
NOI of Regional Malls that are Comparable Properties(1)	$606,385	$589,265	$1,210,965	$1,158,958
Increase in NOI of Regional Malls that are Comparable Properties(1)	2.9%		4.5%

(1)                Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)
For the Six Months Ended June 30, 2006

U.S. Portfolio NOI by Geographic
Diversification(2)

NOI by Asset Type(3)

(1)	Based on Total NOI of the Simon Group portfolio.
(2)	U.S. regions:
	Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
	Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
	Southeast—TN, MS, AL, GA, FL and Puerto Rico	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
	Southwest—TX, OK, LA and AR	Pacific—CA, OR, WA and HI
(3)	International includes five Premium Outlet centers in Japan.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of June 30, 2006
(In thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2006	2005	2006	2005
Consolidated Properties
Other Income
Interest Income	$6,133	$4,664	$12,330	$8,974
Lease Settlement Income	4,076	4,206	12,152	6,031
Gains on Land Sales	16,279	8,219	19,228	15,828
Simon Brand Ventures/Simon Business Network Revenues(1)	16,468	17,344	33,390	32,877
Other	8,483	5,581	16,637	11,865
Totals	$51,439	$40,014	$93,737	$75,575
Other Expense
Ground Rent	$6,817	$6,354	$14,513	$12,476
Professional Fees	2,848	2,489	4,412	4,979
Simon Brand Ventures/Simon Business Network Expenses	739	635	1,453	1,322
Other	1,758	1,626	4,850	3,148
Totals	$12,162	$11,104	$25,228	$21,925

(1)          Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP

U.S. Portfolio GLA

As of June 30, 2006

		Total	% of
Type of Property	GLA-Sq. Ft.	Owned GLA	Owned GLA
Regional Malls
Anchor	101,418,374	28,310,548	23.8%
Specialty Store	58,961,795	58,752,828	49.3%
Freestanding	4,340,110	2,140,753	1.8%
Subtotal	63,301,905	60,893,581	51.1%
Regional Mall Total	164,720,279	89,204,129	74.9%
Premium Outlet
Centers	13,083,793	13,083,793	11.0%
Community/Lifestyle Centers
Anchor	13,338,852	8,194,537	6.9%
Specialty Store	4,854,156	4,803,988	4.0%
Freestanding	919,720	436,540	0.4%
Community/Lifestyle
Centers Total	19,112,728	13,435,065	11.3%
Office Portion of Retail	1,776,685	1,776,685	1.5%
Other(1)	1,591,670	1,591,670	1.3%
Total U.S. Properties	200,285,155	119,091,342	100.0%

(1)       Other assets include 10 other properties that contribute 0.2% of Simon Group’s NOI.

SIMON PROPERTY GROUP

U.S. Regional Mall Operational Information

As of June 30, 2006

	As of or for the
	Six Months Ended
	June 30,
	2006	2005
Total Number of Regional Malls	171	172
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	166.5	166.7
Occupancy(1)
Consolidated Assets	91.3%	92.3%
Unconsolidated Assets	92.1%	92.0%
Total Portfolio	91.6%	92.2%
Comparable sales per square foot(2)
Consolidated Assets	$454	$427
Unconsolidated Assets	$495	$474
Total Portfolio	$468	$442
Average rent per square foot(1)
Consolidated Assets	$34.64	$33.53
Unconsolidated Assets	$35.93	$35.31
Total Portfolio	$35.10	$34.16

Average Base Rent Per Square Foot(1)	Mall & Freestanding Stores	% Change
6/30/06	$35.10	2.8%
6/30/05	34.16
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%
12/31/01	29.28	3.4%

Leasing Activity During the Period(1):

	Average Base Rent(3)		Amount of Change
	Lease	Store Closings/	(Referred to as
	Signings	Lease Expirations	“Leasing Spread”)
2006 (YTD)	$44.03	$35.87	$8.16	22.7%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%
2001	34.88	29.10	5.78	19.9%

(1)          Includes mall and freestanding stores

(2)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)
As of June 30, 2006

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/06
Mall Stores & Freestanding
Month to Month Leases	655	1,652,759	$32.85
2006 (7/1-12/31)	717	1,273,304	$34.78
2007	2,497	6,283,390	$34.89
2008	2,102	5,637,673	$36.63
2009	1,893	5,385,765	$34.53
2010	1,871	5,443,761	$37.06
2011	1,741	4,831,184	$35.05
2012	1,215	4,172,488	$35.90
2013	1,140	3,674,666	$39.59
2014	1,219	3,644,792	$41.02
2015	1,215	4,000,286	$41.49
2016	969	3,333,526	$36.49
2017 and Thereafter	252	2,402,049	$26.14
Specialty Leasing Agreements w/ terms in excess of 12 months	1,097	2,875,092	$13.85
Anchor Tenants
Month to Month Leases	2	85,836	$3.15
2006 (7/1-12/31)	1	105,450	$6.60
2007	15	1,501,143	$2.27
2008	25	2,873,752	$3.78
2009	31	3,279,500	$3.40
2010	35	4,092,491	$2.83
2011	21	2,372,206	$3.89
2012	18	2,005,298	$5.07
2013	11	1,800,847	$6.35
2014	13	1,207,089	$7.58
2015	11	1,007,256	$6.82
2016	10	1,075,834	$6.53
2017 and Thereafter	41	4,683,334	$4.90

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants
As of June 30, 2006

Top 10 In-Line Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000’s)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Limited	515	3,289	1.6%	3.9%
Gap	327	3,538	1.8%	2.7%
Foot Locker	422	1,712	0.9%	2.0%
Zale Corporation	392	444	0.2%	1.6%
Luxottica Group S.P.A	508	891	0.4%	1.5%
Abercrombie & Fitch Co.	179	1,286	0.6%	1.5%
Sterling Jewelers, Inc.	203	293	0.1%	1.0%
Children’s Place Retail Stores	182	805	0.4%	1.0%
American Eagle Outfitters	131	725	0.4%	0.9%
Genesco, Inc.	327	422	0.2%	0.8%

Top 10 Anchors (sorted by percentage of total Simon Group square footage)(1)

Tenant	Number of Stores	Square Feet (000’s)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Federated Department Stores	177	31,134	15.5%	0.7%
Sears Roebuck & Co.	128	19,598	9.8%	0.4%
J.C. Penney Co., Inc.	117	17,012	8.5%	0.9%
Dillard’s Dept. Stores	79	11,914	5.9%	0.1%
Nordstrom, Inc.	21	3,722	1.9%	0.0%
Saks Incorporated	20	2,300	1.1%	0.7%
Belk, Inc.	18	2,214	1.1%	0.1%
The Bon-Ton Stores, Inc.	21	2,058	1.0%	0.2%
Target Corporation	13	1,624	0.8%	0.0%
The Neiman Marcus Group, Inc..	8	1,053	0.5%	0.1%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2006-2010

Property Name	Location	New Tenant	Former Tenant
Openings through June 30, 2006
Cielo Vista Mall	El Paso, TX	Cinemark Theater	N/A
Copley Place	Boston, MA	Barneys New York	Lowes Theatre
Mall at The Source, The	Westbury, NY	Golf Galaxy	N/A
Mall of Georgia	Mill Creek, GA	Belk	Lord & Taylor
Melbourne Square	Melbourne, FL	Dick’s Sporting Goods	Belk
		Circuit City	Belk
Muncie Mall	Muncie, IN	Books-A-Million	N/A
Openings Projected for the Remainder of 2006
College Mall	Bloomington, IN	Bed Bath & Beyond	Target (relocated)
Crossroads Mall	Omaha, NE	Target	Younkers
Fashion Valley Mall	San Diego, CA	Bloomingdale’s	Robinsons-May
Firewheel Town Center	Garland, TX	Ethan Allen	N/A
		Cost Plus World Market	N/A
Galleria, The	Houston, TX	Borders, Del Frisco,	Lord & Taylor
Kona Grill & Oceanaire
Lehigh Valley Mall	Whitehall, PA	Boscov’s	Strawbridge’s
Liberty Tree Mall	Danvers, MA	K&G Menswear	N/A
Mall at Chestnut Hill	Chestnut Hill, MA	Bloomingdale’s	Filene’s
Menlo Park Mall	Edison, NJ	Steve & Barry’s	N/A
Montgomery Mall	Montgomeryville, PA	Boscov’s	Strawbridge’s
Oxford Valley Mall	Langhorne, PA	Boscov’s	Strawbridge’s
Penn Square	Oklahoma City, OK	Cheesecake Factory	N/A
Ross Park Mall	Pittsburgh, PA	Cheesecake Factory	N/A
Smith Haven Mall	Lake Grove, NY	Cheesecake Factory	Sterns
South Hills Village	Pittsburgh, PA	Boscov’s	Kaufmann’s
SouthPark	Charlotte, NC	Neiman Marcus	N/A
Town Center at Aurora	Aurora, CO	Dillard’s	Foley’s (relocated)
Town Center at Boca Raton	Boca Raton, FL	Grand Lux	N/A
Washington Square	Indianapolis, IN	Steve & Barry’s	N/A
Valle Vista Mall	Harlingen, TX	Steve & Barry’s	N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2006-2010

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2007
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy’s
Burlington Mall	Burlington, MA	Crate & Barrel	N/A
Lake Square Mall	Leesburg, FL	Best Buy	N/A
Lakeline Mall	Cedar Park (Austin), TX	Dillard’s	Mervyn’s
Lehigh Valley Mall	Whitehall, PA	Barnes & Noble	N/A
		Bonefish Grill	N/A
		Bravo	N/A
Lenox Square	Atlanta, GA	Neiman Marcus expansion and small shop addition	N/A
Livingston Mall	Livingston, NJ	Barnes & Noble	N/A
Northgate Mall	Seattle, WA	Barnes & Noble	N/A
Orange Park Mall	Jacksonville, FL	Dick’s Sporting Goods	N/A
Plaza Carolina	San Juan, PR	Office Depot	Casa Febus
Smith Haven Mall	Lake Grove, NY	Barnes & Noble	Stern’s
		Dick’s Sporting Goods	Stern’s
		Macy’s Furniture	Stern’s
Springfield Mall	Springfield, PA	Target	Macy’s
Square One Mall	Saugus, MA	Dick’s Sporting Goods	N/A
Westminster Mall	Westminster, CA	Target	Macy’s
Openings Projected in 2008
Burlington Mall	Burlington (Boston), MA	Nordstrom	Filene’s
Ross Park Mall	Pittsburgh, PA	Nordstrom	Macy’s
Tacoma Mall	Seattle, WA	Nordstrom (relocated)	Mervyn’s
Openings Projected in 2009
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy’s
Openings Projected in 2010
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy’s

SIMON PROPERTY GROUP

U.S. Regional Mall Property Listing

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,721		775,877
2.	University Mall	AR	Little Rock	100.0%		364,992	153,547		518,539
3.	Brea Mall	CA	Brea (Orange County)	100.0%		874,802	443,935		1,318,737
4.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	310,557		857,647
5.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	654,730		1,708,035
6.	Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%		536,500	330,649		867,149
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,553		698,811
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Orange County)	100.0%		677,215	472,557		1,149,772
9.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	528,933	(6)	1,378,086
10.	Westminster Mall	CA	Westminster (Orange County)	100.0%		716,939	500,845		1,217,784
11.	Mesa Mall (1)	CO	Grand Junction	50.0%		441,208	443,015		884,223
12.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		496,637	398,867		895,504
13.	Crystal Mall	CT	Waterford (New London-Norwich)	74.6%		442,311	351,837		794,148
14.	Aventura Mall (1)	FL	Miami Beach	33.3%		1,257,638	662,558		1,920,196
15.	Avenues, The	FL	Jacksonville	25.0	%(2)	754,956	361,278		1,116,234
16.	Boynton Beach Mall	FL	Boynton Beach (W. Palm Beach)	100.0%		714,210	301,445		1,015,655
17.	Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%		648,144	296,731		944,875
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	464,911		860,786
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,835		424,330
20.	Dadeland Mall	FL	N. Miami Beach	50.0%		1,132,072	335,599		1,467,671
21.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		435,467	243,834		679,301
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	296,298		1,038,965
23.	Florida Mall, The	FL	Orlando	50.0%		1,232,416	617,048		1,849,464
24.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		461,852	291,966		753,818
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,747		748,299
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	264,974		561,011
27.	Melbourne Square	FL	Melbourne	100.0%		416,167	294,724		710,891
28.	Miami International Mall	FL	South Miami	47.8%		778,784	294,098		1,072,882
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		528,551	388,833		917,384
30.	Paddock Mall	FL	Ocala	100.0%		387,378	166,824		554,202
31.	Palm Beach Mall	FL	West Palm Beach	100.0%		749,288	335,039		1,084,327
32.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0	%(3)	458,251	324,026		782,277
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(2)	768,798	368,032		1,136,830
34.	Shops at Sunset Place, The	FL	Miami	37.5	%(2)	0	507,287		507,287
35.	St. Johns Town Center	FL	Jacksonville	50.0%		653,291	379,212		1,032,503
36.	Town Center at Boca Raton	FL	Boca Raton (W. Palm Beach)	100.0%		1,085,312	493,487		1,578,799
37.	Treasure Coast Square	FL	Jensen Beach (Ft. Pierce)	100.0%		511,372	349,232		860,604
38.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		748,269	368,953		1,117,222
39.	University Mall	FL	Pensacola	100.0%		478,449	230,716		709,165
40.	Gwinnett Place	GA	Duluth (Atlanta)	50.0%		843,609	434,299		1,277,908
41.	Lenox Square	GA	Atlanta	100.0%		821,356	653,361	(6)	1,474,717
42.	Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%		1,069,590	716,084		1,785,674
43.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,773		962,518

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
44.	Phipps Plaza	GA	Atlanta	100.0%		472,385	347,202		819,587
45.	Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		866,381	405,850		1,272,231
46.	Lindale Mall (1)	IA	Cedar Rapids	50.0%		305,563	388,024		693,587
47.	NorthPark Mall	IA	Davenport	50.0%		651,533	423,318		1,074,851
48.	Southern Hills Mall (1)	IA	Sioux City	50.0%		372,937	431,909		804,846
49.	SouthRidge Mall (1)	IA	Des Moines	50.0%		388,752	523,443		912,195
50.	Alton Square	IL	Alton (St. Louis)	100.0%		426,315	213,662		639,977
51.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	200,963		421,793
52.	Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6	%(3)	310,994	246,579		557,573
53.	Northwoods Mall	IL	Peoria	100.0%		472,969	221,303		694,272
54.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	437,029		1,210,324
55.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		834,588	545,238	(6)	1,379,826
56.	SouthPark Mall	IL	Moline (Davenport - Moline)	50.0%		578,056	447,795		1,025,851
57.	White Oaks Mall	IL	Springfield	77.5%		556,831	379,673		936,504
58.	Castleton Square	IN	Indianapolis	100.0%		1,105,913	353,234		1,459,147
59.	Circle Centre	IN	Indianapolis	14.7%		350,000	432,747	(6)	782,747
60.	College Mall	IN	Bloomington	100.0%		356,887	286,190		643,077
61.	Eastland Mall	IN	Evansville	50.0%		489,144	375,407		864,551
62.	Fashion Mall at Keystone	IN	Indianapolis	100.0%		249,721	433,583	(6)	683,304
63.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		909,928	415,135		1,325,063
64.	Lafayette Square	IN	Indianapolis	100.0%		937,223	269,532		1,206,755
65.	Markland Mall	IN	Kokomo	100.0%		273,094	147,170		420,264
66.	Muncie Mall	IN	Muncie	100.0%		435,756	205,974		641,730
67.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	322,694		860,484
68.	University Park Mall	IN	Mishawaka (South Bend)	60.0%		622,508	319,880		942,388
69.	Washington Square	IN	Indianapolis	100.0%		616,109	351,342		967,451
70.	Towne East Square	KS	Wichita	100.0%		779,490	389,725		1,169,215
71.	Towne West Square	KS	Wichita	100.0%		619,269	332,335		951,604
72.	West Ridge Mall	KS	Topeka	100.0%		716,811	300,814		1,017,625
73.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	176,140		820,264
74.	Arsenal Mall	MA	Watertown (Boston)	100.0%		191,395	310,130	(6)	501,525
75.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		0	205,751		205,751
76.	Auburn Mall	MA	Auburn (Boston)	49.1%		417,620	174,201		591,821
77.	Burlington Mall	MA	Burlington (Boston)	100.0%		836,236	423,324		1,259,560
78.	Cape Cod Mall	MA	Hyannis (Barnstable - Yarmouth)	49.1%		420,199	303,599		723,798
79.	Copley Place	MA	Boston	98.1%		104,332	1,124,479	(6)	1,228,811
80.	Emerald Square	MA	North Attleboro (Providence - Fall River)	49.1%		647,372	375,056		1,022,428
81.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,691	(6)	431,325
82.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	359,246		857,246
83.	Mall at Chestnut Hill	MA	Newton (Boston)	47.2%		297,253	181,037		478,290
84.	Northshore Mall	MA	Peabody (Boston)	49.1%		979,755	688,696		1,668,451
85.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	371,347		910,190
86.	South Shore Plaza	MA	Braintree (Boston)	100.0%		847,603	613,627		1,461,230
87.	Square One Mall	MA	Saugus (Boston)	49.1%		540,101	324,705		864,806
88.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		355,557	328,670		684,227
89.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	350,563		982,165
90.	Bangor Mall	ME	Bangor	66.4	%(5)	416,582	236,860		653,442

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
91.	Maplewood Mall	MN	Minneapolis	100.0%		588,822	341,183		930,005
92.	Miller Hill Mall	MN	Duluth	100.0%		429,508	379,854		809,362
93.	Battlefield Mall	MO	Springfield	100.0%		770,111	421,647		1,191,758
94.	Independence Center	MO	Independence (Kansas City)	100.0%		499,284	524,280		1,023,564
95.	SouthPark	NC	Charlotte	100.0%		964,742	484,042		1,448,784
96.	Crossroads Mall	NE	Omaha	100.0%		522,119	232,760		754,879
97.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		638,111	382,057		1,020,168
98.	Mall of New Hampshire	NH	Manchester (Boston)	49.1%		444,889	363,114		808,003
99.	Pheasant Lane Mall	NH	Nashua (Boston)	(4)		675,759	313,534		989,293
100.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		467,626	301,087		768,713
101.	Livingston Mall	NJ	Livingston (New York)	100.0%		616,128	363,796		979,924
102.	Menlo Park Mall	NJ	Edison (New York)	100.0%		527,591	757,490	(6)	1,285,081
103.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	274,990		891,433
104.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(5)	686,760	412,615		1,099,375
105.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	461,872		1,248,498
106.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	410,187		1,041,743
107.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,028		635,028
108.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%		213,320	218,218		431,538
109.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	275,133		585,228
110.	Mall at The Source, The	NY	Westbury (New York)	25.5	%(2)	210,798	515,082		725,880
111.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	333,167		916,878
112.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	778,792	(6)	2,209,217
113.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		666,283	411,447		1,077,730
114.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	291,967		1,034,181
115.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	478,302	(6)	827,695
116.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		879,300	378,564		1,257,864
117.	Lima Mall	OH	Lima	100.0%		541,861	204,099		745,960
118.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,543		1,016,794
119.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%		811,858	383,510		1,195,368
120.	Summit Mall	OH	Akron	100.0%		432,936	331,052		763,988
121.	Upper Valley Mall	OH	Springfield (Dayton - Springfield)	100.0%		479,418	262,923		742,341
122.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	451,888		1,040,025
123.	Woodland Hills Mall	OK	Tulsa	94.5%		706,159	382,649		1,088,808
124.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	458,992	(6)	1,290,431
125.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	545,775		1,046,584
126.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(5)	1,545,812	1,064,654	(6)	2,610,466
127.	Lehigh Valley Mall	PA	Whitehall (Allentown - Bethlehem)	37.6	%(5)	564,353	482,597	(6)	1,046,950
128.	Montgomery Mall	PA	Montgomeryville (Philadelphia)	53.5	%(5)	684,855	435,312		1,120,167
129.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2	%(5)	762,558	557,747	(6)	1,320,305
130.	Ross Park Mall	PA	Pittsburgh	100.0%		827,015	406,334		1,233,349

SIMON PROPERTY GROUP

U.S. Regional Mall Property Listing

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
131.	South Hills Village	PA	Pittsburgh	100.0%		655,987	486,488		1,142,475
132.	Springfield Mall (1)	PA	Springfield (Philadelphia)	38.0	%(5)	367,176	221,484		588,660
133.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	609,316	(6)	1,114,112
134.	Anderson Mall	SC	Anderson (Greenville)	100.0%		404,394	230,219		634,613
135.	Haywood Mall	SC	Greenville	100.0%		902,400	328,193		1,230,593
136.	Empire Mall (1)	SD	Sioux Falls	50.0%		497,341	547,673		1,045,014
137.	Rushmore Mall (1)	SD	Rapid City	50.0%		470,660	362,653		833,313
138.	Knoxville Center	TN	Knoxville	100.0%		597,028	384,064		981,092
139.	Oak Court Mall	TN	Memphis	100.0%		532,817	314,022	(6)	846,839
140.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	226,091		917,321
141.	West Town Mall	TN	Knoxville	50.0%		878,311	451,871		1,330,182
142.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,641		1,267,289
143.	Barton Creek Square	TX	Austin	100.0%		922,266	508,066		1,430,332
144.	Broadway Square	TX	Tyler	100.0%		427,730	200,709		628,439
145.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	445,504		1,239,220
146.	Firewheel Town Center	TX	Garland	100.0%		298,857	482,599	(6)	781,456
147.	Galleria, The	TX	Houston	31.5%		1,164,982	1,092,325		2,257,307
148.	Highland Mall (1)	TX	Austin	50.0%		732,000	359,108		1,091,108
149.	Ingram Park Mall	TX	San Antonio	100.0%		751,704	375,428		1,127,132
150.	Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%		637,415	406,163		1,043,578
151.	La Plaza Mall	TX	McAllen	100.0%		776,397	426,905		1,203,302
152.	Lakeline Mall	TX	Austin	100.0%		745,179	357,590		1,102,769
153.	Longview Mall	TX	Longview	100.0%		402,843	209,493		612,336
154.	Midland Park Mall	TX	Midland	100.0%		339,113	279,496		618,609
155.	North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%		1,194,589	448,027		1,642,616
156.	Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%		460,055	284,318		744,373
157.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,984	285,940		882,924
158.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,299		918,136
159.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	265,737		655,518
160.	Trolley Square	UT	Salt Lake City	90.0%		0	225,057		225,057
161.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	213,468		442,479
162.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	190,733		571,886
163.	Chesapeake Square	VA	Chesapeake (Norfolk- VA Beach)	75.0	%(3)	534,760	272,150		806,910
164.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,240	(6)	989,969
165.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,639		505,717
166.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		506,639	281,117		787,756
167.	Columbia Center	WA	Kennewick	100.0%		408,052	332,283		740,335
168.	Northgate Mall	WA	Seattle	100.0%		688,391	292,582		980,973
169.	Tacoma Mall	WA	Tacoma	100.0%		924,045	406,610		1,330,655
170.	Bay Park Square	WI	Green Bay	100.0%		447,508	268,153		715,661
171.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	174,031		501,291
	Total Regional Mall GLA					101,418,374	65,078,590		166,496,964

FOOTNOTES:

(1)             This Property is managed by a third party.

(2)             The Operating Partnership’s direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)             The Operating Partnership receives substantially all the economic benefit of the Property due to a preference, advance, or other partnership arrangement.

(4)             The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(5)             The Operating Partnership’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments or an affiliate of Kravco Simon Investments.

(6)             Mall & Freestanding GLA includes office space as follows:

Arsenal Mall—105,807 sq. ft.
Century III Mall—35,909 sq. ft.
Circle Centre Mall—9,123 sq. ft.
Copley Place—853,468 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Fashion Mall at Keystone, The—10,927 sq. ft.
Firewheel Town Center—4,148 sq. ft.
Greendale Mall—119,860 sq. ft.
King of Prussia Mall—13,696 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Lenox Square—2,674 sq. ft.
Menlo Park Mall—50,615 sq. ft.
Oak Court Mall—126,228 sq. ft.
Oxford Valley Mall—108,794 sq. ft.
Plaza Carolina—28,104 sq. ft.
River Oaks Center—118,311 sq. ft.
Roosevelt Field—1,610 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of June 30, 2006

	As of or for the
	Six Months Ended
	June 30,
	2006	2005
Total Number of U.S. Premium Outlet Centers	34	32
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	13.1	12.1
Occupancy(1)	99.4%	99.2%
Comparable sales per square foot(1)	$453	$426
Average base rent per square foot(1)	$23.78	$22.83

	Total	%
Average Base Rent Per Square Foot(1)	Center	Change
6/30/06	$23.78	4.2%
6/30/05	22.83
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease	Store Closings/	(Referred to as
	Signings	Lease Expirations	“Leasing Spread”)
2006 (YTD)	$28.53	$22.25	$6.28	28.2%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of June 30, 2006

Year	Number of Leases Expiring	Square Feet	Weighted Avg. Base Rent per Square Foot at 6/30/06
2006 (7/1-12/31)	134	392,005	$20.81
2007	381	1,400,134	$21.19
2008	426	1,723,503	$23.93
2009	406	1,699,380	$22.31
2010	518	2,286,393	$23.61
2011	370	1,641,592	$22.32
2012	218	911,226	$26.57
2013	217	935,018	$25.75
2014	190	608,749	$30.70
2015	195	658,746	$30.70
2016 and Thereafter	185	684,914	$29.46

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of June 30, 2006

(Sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000’s)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Phillips—Van Heusen Corporation	158	754	0.4%	0.7%
Jones Retail Corporation	144	490	0.2%	0.5%
Adidas Promotional Retail Operations, Inc.	50	412	0.2%	0.4%
The Gap, Inc.	66	591	0.3%	0.4%
Nike Retail Services, Inc.	42	414	0.2%	0.3%
The William Carter Company, Inc.	62	304	0.2%	0.3%
Brown Group Retail, Inc.	63	270	0.1%	0.3%
LCI Holdings, Inc.	54	390	0.2%	0.3%
VF Outlet	56	353	0.2%	0.2%
Tommy Hilfiger Retail Operations, Inc.	35	219	0.1%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

					Total
					Gross
				Legal	Leasable
	Property Name	State	City (Metropolitan area)	Ownership	Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	454,089
2.	Carlsbad Premium Outlets	CA	Carlsbad	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs-Los Angeles)	100.0%	498,537
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,351
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,305
6.	Napa Premium Outlets	CA	Napa (Napa Valley)	100.0%	179,348
7.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,837
8.	Vacaville Premium Outlets	CA	Vacaville	100.0%	444,212
9.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	276,163
10.	Orlando Premium Outlets	FL	Orlando	100.0%	435,813
11.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	329,003
12.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
13.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
14.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	371,117
16.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago)	100.0%	456,745
17.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
18.	Kittery Premium Outlets	ME	Kittery (Boston)	100.0%	150,564
19.	Albertville Premium Outlets	MN	Albertville (Minneapolis/St. Paul)	100.0%	429,534
20.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,381
21.	Carolina Premium Outlets	NC	Smithfield (Raleigh-Durham- Chapel Hill)	100.0%	439,398
22.	Liberty Village Premium Outlets	NJ	Flemington (New York- Philadelphia)	100.0%	173,045
23.	Jackson Premium Outlets	NJ	Jackson	100.0%	285,617
24.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	477,002
25.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
26.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,519
27.	Woodbury Common Premium Outlets	NY	Central Valley (New York City)	100.0%	844,463
28.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,181
29.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland-Vancouver)	100.0%	163,815
30.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,391
31.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	412,792
32.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington DC)	100.0%	463,288
33.	Seattle Premium Outlets	WA	Seattle	100.0%	402,668
34.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585
	Total U.S. Premium Outlet Centers GLA				13,083,793

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information
As of June 30, 2006

	As of or for the
	Six Months Ended
	June 30,
	2006	2005
Total Number of Community/Lifestyle Centers	70	71
Total Community/Lifestyle Center GLA (in millions of square feet)	19.1	18.8
Occupancy(1)
Consolidated Assets	86.9%	89.3%
Unconsolidated Assets	96.2%	96.1%
Total Portfolio	89.7%	91.5%
Comparable sales per square foot(1)
Consolidated Assets	$226	$224
Unconsolidated Assets	$203	$203
Total Portfolio	$218	$218
Average rent per square foot(1)
Consolidated Assets	$11.92	$11.44
Unconsolidated Assets	$11.08	$10.51
Total Portfolio	$11.65	$11.13

Average Base Rent Per Square Foot(1)

	Total	%
	Center	Change
6/30/06	$11.65	4.7%
6/30/05	11.13
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%
12/31/01	9.83	5.0%

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease Signings	Store Closings/ Lease Expirations	(Referred to as “Leasing Spread”)
2006 (YTD)	$18.03	$10.12	$7.91	78.2%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)
As of June 30, 2006

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 6/30/06
Mall Stores & Freestanding
Month to Month Leases	44	106,344	$15.32
2006 (7/1-12/31)	95	182,030	$15.21
2007	178	662,525	$13.62
2008	202	764,789	$14.09
2009	159	543,503	$14.43
2010	213	884,893	$16.65
2011	142	602,488	$15.90
2012	34	155,615	$16.36
2013	18	109,222	$14.05
2014	31	198,060	$18.01
2015	56	299,094	$19.26
2016	18	76,327	$22.59
2017 and Thereafter	12	97,553	$16.87
Specialty Leasing Agreements w/ terms in excess of 12 months	4	8,794	$13.84
Anchor Tenants
Month to Month Leases	2	57,254	$8.41
2006 (7/1-12/31)	3	60,483	$6.76
2007	13	415,611	$6.71
2008	16	415,757	$9.95
2009	24	806,459	$7.60
2010	22	694,612	$12.23
2011	19	810,928	$6.99
2012	8	350,244	$8.87
2013	13	393,741	$7.43
2014	11	438,088	$9.32
2015	18	635,271	$11.14
2016	16	602,692	$9.52
2017 and Thereafter	35	1,729,015	$10.06
Specialty Leasing Agreements w/ terms in excess of 12 months	4	102,158	$1.98

(1)       Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants
As of June 30, 2006

(Sorted by percentage of total Simon Group square footage)(1)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Target Corporation	11	1,382	0.7%	0.0%
Wal-Mart Stores, Inc.	9	1,009	0.5%	0.0%
Kohl’s Department Stores, Inc.	10	913	0.5%	0.2%
Best Buy Company, Inc.	18	738	0.4%	0.3%
TJX Companies, Inc.	21	644	0.3%	0.2%
Burlington Coat Factory	7	496	0.2%	0.1%
Bed Bath & Beyond, Inc.	12	371	0.2%	0.1%
Office Max, Inc.	13	336	0.2%	0.1%
Dick’s Sporting Goods, Inc.	5	311	0.2%	0.1%
Kmart Corporation	3	298	0.1%	0.1%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(2)	252,179	82,834	335,013
2.	Gaitway Plaza	FL	Ocala	23.3	%(2)	123,027	85,713	208,740
3.	Highland Lakes Center	FL	Orlando	100.0%		352,405	140,862	493,267
4.	Indian River Commons	FL	Vero Beach	50.0%		233,358	27,510	260,868
5.	Royal Eagle Plaza	FL	Coral Springs	35.0	%(2)	124,479	77,624	202,103
			(Miami-Ft. Lauderale)
6.	Terrace at the Florida Mall	FL	Orlando	100.0%		281,252	47,531	328,783
7.	Waterford Lakes Town Center	FL	Orlando	100.0%		622,244	329,443	951,687
8.	West Town Corners	FL	Altamonte Springs	23.3	%(2)	263,782	121,455	385,237
9.	Westland Park Plaza	FL	Orange Park	23.3	%(2)	123,548	39,606	163,154
10.	Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	100.0%		341,503	99,109	440,612
11.	Bloomingdale Court	IL	Bloomingdale	100.0%		467,513	162,836	630,349
12.	Countryside Plaza	IL	Countryside	100.0%		308,489	95,268	403,757
13.	Crystal Court	IL	Crystal Lake	35.0	%(2)	201,993	79,737	281,730
14.	Forest Plaza	IL	Rockford	100.0%		324,794	100,587	425,381
15.	Lake Plaza	IL	Waukegan	100.0%		170,789	44,673	215,462
16.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		261,856	109,396	371,252
17.	Lincoln Crossing	IL	O’Fallon	100.0%		229,820	13,446	243,266
18.	Matteson Plaza	IL	Matteson	100.0%		230,885	40,070	270,955
19.	North Ridge Plaza	IL	Joliet	100.0%		190,323	114,747	305,070
20.	White Oaks Plaza	IL	Springfield	100.0%		275,703	115,723	391,426
21.	Willow Knolls Court	IL	Peoria	35.0	%(2)	309,440	72,937	382,377
22.	Brightwood Plaza	IN	Indianapolis	100.0%		0	38,493	38,493
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		161,281	336,411	497,692
24.	Eastland Convenience Center	IN	Evansville	50.0%		126,699	48,940	175,639
25.	Greenwood Plus	IN	Greenwood	100.0%		134,141	21,178	155,319
26.	Griffith Park Plaza	IN	Griffith	100.0%		175,595	88,455	264,050
27.	Keystone Shoppes	IN	Indianapolis	100.0%		0	29,140	29,140
28.	Markland Plaza	IN	Kokomo	100.0%		49,051	41,476	90,527
29.	Muncie Plaza	IN	Muncie	100.0%		271,626	27,195	298,821
30.	New Castle Plaza	IN	New Castle	100.0%		24,912	66,736	91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		136,404	71,841	208,245
32.	Teal Plaza	IN	Lafayette	100.0%		98,337	2,750	101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		85,811	4,711	90,522
34.	University Center	IN	Mishawaka	60.0%		98,264	46,177	144,441
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(2)	414,593	130,173	544,766
36.	Wabash Village(4)	IN	West Lafayette	100.0%		109,388	15,068	124,456
37.	Washington Plaza	IN	Indianapolis	100.0%		21,500	28,607	50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		182,161	59,226	241,387
39.	Park Plaza	KY	Hopkinsville	100.0%		82,398	32,626	115,024
40.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		286,081	117,906	403,987
41.	Regency Plaza	MO	St. Charles	100.0%		210,627	76,846	287,473
42.	Ridgewood Court	MS	Jackson	35.0	%(2)	185,939	54,732	240,671
43.	Dare Centre	NC	Kill Devil Hills	100.0%		127,172	41,391	168,563
44.	MacGregor Village	NC	Cary	100.0%		0	143,514	143,514
45.	North Ridge Shopping Center	NC	Raleigh	100.0%		43,247	122,772	166,019
46.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		44,518	104,393	148,911
47.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		407,303	51,316	458,619
48.	Cobblestone Court	NY	Victor	35.0	%(2)	206,680	58,819	265,499

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding	Total
49.	Boardman Plaza	OH	Youngstown	100.0%		365,507	240,431	605,938
50.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		142,229	21,875	164,104
51.	Lima Center	OH	Lima	100.0%		189,584	47,294	236,878
52.	Northland Plaza	OH	Columbus	100.0%		118,304	91,230	209,534
53.	Eastland Plaza	OK	Tulsa	100.0%		152,451	33,623	186,074
54.	DeKalb Plaza	PA	King of Prussia	50.3	%(3)	81,368	20,345	101,713
55.	Henderson Square	PA	King of Prussia	76.0	%(3)	72,683	34,661	107,344
56.	Lincoln Plaza	PA	King of Prussia	63.2	%(3)	143,649	123,582	267,231
57.	Whitehall Mall	PA	Whitehall	38.0	%(3)	444,916	143,168	588,084
58.	Charles Towne Square	SC	Charleston	100.0%		71,794	0	71,794
59.	Empire East(1)	SD	Sioux Falls	50.0%		248,181	48,580	296,761
60.	Knoxville Commons	TN	Knoxville	100.0%		91,483	88,980	180,463
61.	Arboretum at Great Hills	TX	Austin	100.0%		35,773	169,293	205,066
62.	Celina Plaza	TX	El Paso	100.0%		0	8,695	8,695
63.	Gateway Shopping Centers	TX	Austin	95.0%		396,494	115,825	512,319
64.	Ingram Plaza	TX	San Antonio	100.0%		0	111,518	111,518
65.	Lakeline Plaza	TX	Austin	100.0%		307,966	79,497	387,463
66.	Shops at North East Mall, The	TX	Hurst	100.0%		265,595	99,148	364,743
67.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		395,071	219,128	614,199
68.	Chesapeake Center	VA	Chesapeake	100.0%		213,651	92,284	305,935
69.	Fairfax Court	VA	Fairfax	26.3	%(2)	169,043	80,615	249,658
70.	Martinsville Plaza	VA	Martinsville	100.0%		60,000	42,105	102,105
	Total Community/Lifestyle Center GLA					13,338,852	5,773,876	19,112,728

FOOTNOTES:

(1)             This Property is managed by a third party.

(2)             Outside partner receives substantially all of the economic benefit due to a partner preference.

(3)             The Operating Partnership’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(4)    Asset was sold on July 27, 2006.

SIMON PROPERTY GROUP
International Operational Information(1)
As of June 30, 2006

	As of or for the Six Months Ended June 30,
	2006	2005
International Premium Outlets (Japan)
Total Number of Premium Outlets	5	5
Total GLA (in millions of square feet)	1.4	1.3
Occupancy	100%	100%
Comparable sales per square foot	JPY 88,752	JPY 85,621
Average base rent per square foot	JPY 4,645	JPY 4,509
European Shopping Centers
Total Number of Shopping Centers	52	51
Total GLA (in millions of square feet)	11.8	11.1
Occupancy	97.1%	97.9%
Comparable sales per square foot	€378	€368
Average rent per square foot	€26.01	€25.78

(1)          Does not include Premium Outlets Punta Norte in Mexico.

SIMON PROPERTY GROUP
International Property Listing

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	50.0%		—	336,300	336,300
3.	Bel’Est	Bagnolet (Paris)	17.5%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	7.5%		102,300	104,500	206,800
	Subtotal France				385,400	912,700	1,298,100
	ITALY
	Ancona:
5.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
6.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
7.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
8.	Porto Sant’Elpidio	Porto Sant’Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
9.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
10.	Modugno (5)	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
11.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
12.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
13.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
14.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
15.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
16.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
17.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
18.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
19.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
20.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	163,800	120,100	283,900
21.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
22.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
23.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
24.	Giugliano	Giugliano (Napoli)	19.6%		130,000	618,300	748,300
25.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
26.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
	Olbia:
27.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
	Padova:
28.	Padova	Padova	49.0%		73,300	32,500	105,800

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	Palermo:
29.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
30.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
31.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
32.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
33.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
34.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
35.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
	Sassari:
36.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
37.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
38.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
39.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
40.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
41.	Torino	Torino	49.0%		105,100	66,700	171,800
42.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
43.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
44.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
45.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500
	Subtotal Italy				3,557,400	4,038,100	7,595,500

	POLAND
46.	Arkadia Shopping Center	Warsaw	50.0%		202,100	902,200	1,104,300
47.	Borek Shopping Center	Wroclaw	50.0%		119,900	129,300	249,200
48.	Dabrowka Shopping Center	Katowice	50.0%		121,000	172,900	293,900
49.	Turzyn Shopping Center	Szczecin	50.0%		87,200	121,900	209,100
50.	Wilenska Station Shopping Center	Warsaw	50.0%		92,700	215,900	308,600
51.	Zakopianka Shopping Center	Krakow	50.0%		120,200	425,400	545,600
	Subtotal Poland				743,100	1,967,600	2,710,700
	PORTUGAL
52.	Minho Center	Braga (Porto)	50.0	%(3)	120,000	101,600	221,600
					120,000	101,600	221,600
	JAPAN
53.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	390,000	390,000
54.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	321,000	321,000
55.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	318,000	318,000
56.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	178,000	178,000
57.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000
	Subtotal Japan				—	1,394,000	1,394,000

SIMON PROPERTY GROUP
International Property Listing

			SPG	Gross Leasable Area(1)
			Effective	Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)	Anchor(4)	Freestanding	Total
	MEXICO
58.	Premium Outlets Punta Norte	Mexico City	50.0%	—	232,000	232,000
	Subtotal Mexico			—	232,000	232,000
	TOTAL INTERNATIONAL ASSETS			4,805,900	8,646,000	13,451,900

FOOTNOTES:

(1)          All gross leasable area listed in square feet.

(2)          This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)          This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)          Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)          We own our interest in the assets in France, Portugal and Poland through our shareholdings in Simon Ivanhoe BV/SARL. Our interest in the Italian assets is owned through Galleria Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5.

SIMON PROPERTY GROUP
Capital Expenditures in the U.S. Portfolio
For the Six Months Ended June 30, 2006
(In thousands)

		Unconsolidated Entities
			Simon
	Consolidated		Group’s
	Properties	Total	Share
New development projects(1)	$155,905	$144,252	$69,656
Redevelopment projects with incremental
GLA and/or Anchor Replacement	45,370	28,892	9,004
Renovations with no incremental GLA	18,299	5,547	1,901
Tenant allowances:
Retail	21,497	27,771	9,791
Office portion of retail	494	—	—
Operational capital expenditures at properties:
CAM expenditures(2)	21,196	5,065	2,172
Non-CAM expenditures	3,465	9,901	3,916
Totals	$266,226	$221,428	$96,440
Plus (Less): Conversion from accrual to cash basis	10,186	(25,576)
Capital expenditures(3)	$276,412	$195,852

(1)       Includes $22.8 million relating to Simon’s new headquarters.

(2)       Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)          Agrees with the line item “Capital expenditures” on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2006

								Construction-in-Progress
									Unconsolidated Entities
Property/Location	Project Description	The Company’s Ownership Percentage	Projected Opening	Projected Gross Cost (1) (in millions)	Projected Net Cost (in millions)	The Company’s Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company’s Share
New Development Projects:
Coconut Point Estero/Bonita Springs, FL	1.2 million square foot open-air shopping complex with a village component anchored by Dillard’s, Muvico Theatres, and Barnes & Noble and a community center component anchored by Bed Bath & Beyond, Best Buy, Cost Plus World Market, DSW, Office Max, Old Navy, Party City, PetsMart, Pier One Imports, Ross Dress for Less, Sports Authority, T.J. Maxx, Ulta Cosmetics; includes 30,000 sf of office space. Contains separate residential component.	50%	4/06 (Comm Ctr) 11/06 (All other)	$296	$225	$112	10%	—	$ 189.5	$ 94.7
Domain, The Austin, TX	700,000 square foot open-air town center anchored by Neiman Marcus and Macy’s and includes 75,000 sf of office space. Contains separate residential component.	100%	3/07	$245	$195	$195	10%	$ 115.6	—	—
Rio Grande Valley Premium Outlets Mercedes, TX	404,000 square foot upscale outlet center	100%	11/06	$ 68	$ 59	$ 59	13%	$ 34.7	—	—
Round Rock Premium Outlets Round Rock (Austin), TX	433,000 square foot upscale outlet center with complimentary uses on adjacent outparcels	100%	8/06	$126	$106	$106	13%	$ 86.7	—	—
Shops at Arbor Walk, The Austin, TX	460,000 square foot community center anchored by Home Depot, Marshall’s, DSW, Golf Galaxy and JoAnn Fabrics	100%	11/06 (Phase I) 3/07 (Phase II)	$ 60	$ 52	$ 52	9%	$ 28.3	—	—
Village at SouthPark, The Charlotte, NC	Street-level retail project comprised of 48,000 square feet of small shops along with a 33,000 square foot Crate & Barrel. Contains separate residential component.	100%	11/06 (Crate & Barrel) 3/07 (Other retail)	$ 33	$ 26	$ 26	11%	$ 7.9	—	—
Significant Redevelopment Projects with Incremental GLA
Las Vegas Premium Outlets Las Vegas, NV	104,000 square foot phase II of upscale outlet center	100%	12/07	$ 56	$ 53	$ 53	12%	$ 1.1	—	—
Lehigh Valley Mall Whitehall, PA	Addition of a lifestyle component consisting of Barnes & Noble, Pottery Barn, Williams-Sonoma, Bonefish Grill and Bravo; includes renovation and addition of outlots	38%	8/07	$ 43	$ 42	$ 16	9%	—	$ 0.9	$ 0.3
Lenox Square Atlanta, GA	Neiman Marcus expansion; addition of second level of small shops and renovation of the atrium area	100%	10/07	$ 52	$ 46	$ 46	8%	$ 11.0	—	—
Northgate Mall Seattle, WA	Addition of Barnes & Noble, Panera Bread, Macaroni Grill, Starbucks and Gene Juarez Spa in a lifestyle component; creation of two outparcels	100%	4/07	$ 49	$ 44	$ 44	8%	$ 3.9	—	—
Smith Haven Mall Lake Grove (New York), NY	Mall renovation and addition of lifestyle component consisting of Dick’s Sporting Goods, Barnes & Noble, Cheesecake Factory and small shops; addition of Macy’s Furniture	25%	11/06 (renovation, Cheesecake & Shops) 6/07 (all other)	$ 72	$ 65	$ 16	10%	—	$ 21.3	$ 5.3
St. Johns Town Center - Phase II Jacksonville, FL	180,000 square foot upscale expansion	50%	9/07	$ 64	$ 61	$ 30	11%	—	$ 5.8	$ 2.9
Other Redevelopment Projects with Incremental GLA
Battlefield Mall Springfield, MO	Lifestyle addition (phase II)	100%	11/06
Columbia Center Kennewick, WA	Lifestyle addition	100%	11/07
Livingston Mall Livingston, NJ	Addition of Barnes & Noble, expansion of Modell’s and food court addition	100%	10/07
Tyrone Square St. Petersburg, FL	Lifestyle addition	100%	10/07
	Subtotal Other Redevelopment Projects with Incremental GLA			$ 46	$ 46	$ 46	8%	$ 4.3	—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2006

								Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
		Ownership	Projected	Gross Cost (1)	Net Cost	Share of	Rate of	Consolidated		The Company’s
Property/ Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Renovations

Aventura Mall Miami Beach, FL	Mall renovation	33%	1/07

Battlefield Mall Springfield, MO	Mall renovation	100%	11/06

Edison Mall Ft. Myers, FL	Mall renovation	100%	1/07

Mall at Chestnut Hill Newton (Boston), MA	Mall renovation	47%	11/06

Orange Park Mall Orange Park (Jacksonville), FL	Mall renovation and addition of Dick’s Sporting Goods	100%	3/07
	Subtotal Renovations			$61	$57	$41	8%	$7.9	$8.2	$2.8

Anchor/Big Box/Theater Activity

Boynton Beach Mall Boynton Beach, FL	Addition of Muvico Theater	100%	9/07

College Mall Bloomington, IN	Addition of Bed, Bath & Beyond	100%	11/06

Crossroads Mall Omaha, NE	Addition of Target	100%	7/06

Galleria, The Houston, TX	Addition of Borders, Del Frisco, Kona Grill, Oceanaire and small shops in former Lord & Taylor space	32%	9/06

Penn Square Mall Oklahoma City, OK	Addition of The Cheesecake Factory	95%	11/06

Ross Park Mall Pittsburgh, PA	Addition of The Cheesecake Factory	100%	11/06

SouthPark Charlotte, NC	Addition of Neiman Marcus and small shops	100%	9/06

Square One Mall Saugus (Boston), MA	Addition of Dick’s Sporting Goods	49%	5/07

Town Center at Boca Raton Boca Raton, FL	Addition of Grand Lux	100%	11/06

Valie Vista Mall Harlingen, TX	Addition of Steve & Barry’s	100%	11/06
	Subtotal Anchor/Big Box/Theater Activity			$118	$107	$81	6%	$36.2	$27.1	$10.2

SIMON PROPERTY GROUP
U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2006

								Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
		Ownership	Projected	Gross Cost (1)	Net Cost	Share of	Rate of	Consolidated		The Company’s
Property/ Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Asset Intensification

Firewheel Town Center Garland, TX	Residential	50%	7/07

The Domain Austin, TX	Residential	50%	3/07

Village at South Park, The Charlotte, NC	Residential	40%	5/07
	Subtotal Asset Intensification			$130	$122	$56	9%	—	$40.1	$18.1

Other

Simon Corporate Headquarters								$52.7	—	—

Miscellaneous								$25.0	$3.6	$1.6

	Subtotal Other							$77.7	$3.6	$1.6
Total Construction in Progress(2)								$415.3	$296.5	$135.9

Land Held for Development								$146.4	$348.3	$141.4

*                       Cost and return are based upon current budget assumptions.  Actual results may vary.

(1)                 Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)                 Does not include the Company's international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of June 30, 2006

			The Company’s
			Ownership		Projected
Shopping center/		Anchors/	Percentage		Net Cost*
Location (Metropolitan area)	Project Description	Major Tenants	of Project	Opening	(in millions)
New Development Projects:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	Winter 2007	€55
Cinisello—Milano, Italy	400,000 square foot center anchored by a hypermarket with approximately 100 shops	Auchan	49.0%	Summer 2007	€127
Gliwice—Gliwice, Poland	400,000 square foot center anchored by a hypermarket and do-it-yourself center	Carrefour, Leroy Merlin	50.0%	Fall 2006	€25
Nola—Napoli, Italy	1.0 million square foot center including a hypermarket and department store	Auchan, Coin, Holiday Inn, Media World	22.1%	Summer 2007	€155
Porta di Roma—Roma, Italy	1.3 million square foot center including a hypermarket, department store and do-it-yourself centers	Auchan, Leroy Merlin, UGC Theatres, Ikea (opened 6/05), Media World, Decathlon	19.6%	Summer 2007	€224
Wasquehal—Wasquehal, France (Lille)	200,000 square foot expansion of existing Carrefour anchored hypermarket (1)	Carrefour	50.0%	Fall 2006	€18
Yeoju Premium Outlets—Yeoju, South Korea	253,000 square foot Phase I upscale outlet center		50.0%	Spring 2007	KRW 78,680
Redevelopment Projects with Incremental GLA:
Toki Premium Outlets—Nagoya, Japan	53,000 square foot phase II expansion of upscale outlet center	Wacoal, Neostyle Keiji Itakura, Vans, Quicksilver, LAUNDRY, Billabong, Champion, Clark, Harrods, Issey Miyake, Kookai, Labrador Retriever, Paule KA	40.0%	10/06	JPY 1,770
Other projects (1 leasehold development, 1 leasehold extension)					€1

*                      Cost is based upon current budget assumptions. Actual results may vary.

(1)              Owner of existing gallery did not elect to participate in the expansion. Simon Ivanhoe BV/SARL (“Simon Ivanhoe”), the Company’s joint venture which owns shopping centers in France and Poland, will fund 100% of the costs of the expansion, which is a new development for Simon Ivanhoe.

SIMON PROPERTY GROUP
The Company’s Share of Total Debt Amortization and Maturities by Year
As of June 30, 2006
(In thousands)

Year	The Company’s Share of Secured Consolidated Debt	The Company’s Share of Unsecured Consolidated Debt	The Company’s Share of Unconsolidated Joint Venture Debt	The Company’s Share of Total Debt
2006	31,686	250,000	66,898	348,584
2007	618,867	1,055,000	208,489	1,882,356
2008	580,312	350,000	320,051	1,250,363
2009	741,112	900,000	189,538	1,830,650
2010	704,750	1,100,000	645,074	2,449,824
2011	440,015	2,095,113	474,391	3,009,519
2012	359,233	850,000	217,686	1,426,919
2013	199,751	425,000	245,762	870,513
2014	399,254	700,000	175,058	1,274,312
2015	1,697	1,200,000	431,916	1,633,613
2016	1,686	650,000	459,935	1,111,621
Thereafter	23,832	200,000	250	224,082
Face Amounts of Indebtedness	$4,102,195	$9,775,113	$3,435,048	$17,312,356
Premiums (Discounts) on Indebtedness, Net	44,085	37,064	(1,340)	79,809
Fair Value of Interest Rate Swaps Agreements	—	(16,244)	—	(16,244)
The Company’s Share of Total Indebtedness	$4,146,280	$9,795,933	$3,433,708	$17,375,921

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant(1)	Required	Actual		Compliance
Total Debt to Total Assets	<65%	46.1%		Yes
Total Secured Debt to Total Assets	<50%	20.1%		Yes
Fixed Charge Coverage Ratio	>1.50X	2.6	X	Yes
Total Unencumbered Assets to Unsecured Debt	>125%	226%		Yes

(1)          Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to the Company’s senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of June 30, 2006
(In thousands)

		The Company’s	Weighted	Weighted
	Total	Share of	Average	Average Years
	Indebtedness	Indebtedness	Interest Rate	to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$3,932,663	$3,753,279	6.44%	4.4
Floating Rate Debt (Hedged)(1)	96,643	96,643	6.25%	2.9
Floating Rate Debt	262,446	252,273	6.04%	2.9
Total Mortgage Debt	4,291,752	4,102,195	6.41%	4.2
Unsecured Debt
Fixed Rate	8,230,000	8,230,000	6.02%	5.5
Floating Rate Debt	300,000	300,000	5.14%	2.6
	8,530,000	8,530,000	5.89%	5.4
Revolving Corporate Credit Facility	959,000	959,000	5.72%	4.5
Revolving Credit Facility—Yen Currency	15,018	15,018	0.57%	4.5
Revolving Credit Facility—Euro Currency	271,095	271,095	3.28%	4.5
	1,245,113	1,245,113	5.13%	4.5
Total Unsecured Debt	9,775,113	9,775,113	5.89%	5.3
Premium	106,141	104,298
Discount	(23,170)	(23,149)
Fair Value Interest Rate Swaps	(16,244)	(16,244)
Consolidated Mortgages and Other Indebtedness(2)	$14,133,592	$13,942,213	6.04%	5.0
Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$7,389,806	$3,178,060	5.90%	6.2
Floating Rate Debt (Hedged)(1)	202,504	83,189	6.06%	3.0
Floating Rate Debt	307,461	145,756	5.33%	2.8
Total Mortgage Debt	7,899,771	3,407,005	5.87%	6.0
Unsecured Floating Rate Debt	57,231	28,043	3.55%	2.5
Total Unsecured Debt	57,231	28,043	3.55%	2.5
Premium	0	0
Discount	(2,727)	(1,340)
Joint Venture Mortgages and Other Indebtedness	$7,954,275	$3,433,708	5.87%	6.0

The Company’s Share of Total Indebtedness		$17,375,921	5.97%	5.2
Summary of Fixed and Variable Rate Debt
Consolidated
Fixed	55.44%	12,064,428	6.15%	5.1
Variable	8.55%	1,877,785	5.38%	4.1
	63.99%	13,942,213	6.04%	5.0
Joint Venture
Fixed	33.44%	3,176,720	5.90%	6.2
Variable	2.57%	256,988	5.57%	3.0
	36.01%	$3,433,708	5.87%	6.0
Total Debt	100.00%	17,375,921

Total Fixed Debt	88.88%	15,241,148	6.04%	5.3

Total Variable Debt	11.12%	2,134,773	5.37%	4.0

(1)          These debt obligations are hedged by interest rate cap agreements.

(2)          Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2006
(In thousands)

					Interest			The Company’s
		Maturity		Interest	Rate	Secured or	Total	Share of
Property Name		Date		Rate(1)	Type	Unsecured	Indebtedness	Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (Sr. Notes)		11/15/06		6.88%	Fixed	Unsecured	250,000	250,000
Cielo Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	48,106	48,106
Cielo Vista Mall—3	(4)	05/01/07		6.76%	Fixed	Secured	35,084	35,084
Lakeline Mall		05/01/07		7.65%	Fixed	Secured	65,649	65,649
McCain Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	22,461	22,461
McCain Mall—2	(4)	05/01/07		6.76%	Fixed	Secured	16,194	16,194
Valle Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	29,750	29,750
Valle Vista Mall—2	(4)	05/01/07		6.81%	Fixed	Secured	7,203	7,203
Wolfchase Galleria		06/30/07		7.80%	Fixed	Secured	71,398	67,468
Keystone at the Crossing		07/31/07		7.85%	Fixed	Secured	58,063	58,063
Copley Place		08/01/07		7.44%	Fixed	Secured	172,855	169,652
Simon Property Group, LP (Medium Term Notes)		09/20/07		7.13%	Fixed	Unsecured	180,000	180,000
University Park Mall		10/01/07		7.43%	Fixed	Secured	57,185	34,311
CPG Partners, LP (Sr. Notes)		10/21/07		7.25%	Fixed	Unsecured	125,000	125,000
Simon Property Group, LP (Sr. Notes)		11/15/07		6.38%	Fixed	Unsecured	750,000	750,000
Bangor Mall		12/01/07		7.06%	Fixed	Secured	22,404	14,865
White Oaks Mall	(2)	02/25/08		6.45%	Variable	Secured	48,461	41,038
Gateway Shopping Center	(2)	03/31/08		6.30%	Variable	Secured	86,000	83,250
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Gilroy Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	64,954	64,954
Kittery Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	10,754	10,754
Lighthouse Place Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	44,820	44,820
Waterloo Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	36,099	36,099
Simon Property Group, LP (Sr. Notes)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(11)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured	31,711	31,711
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	33,426	33,426
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	10,813	10,813
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	27,995	27,995
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	55,865	55,865
Towne East Square—1		01/01/09		7.00%	Fixed	Secured	45,126	45,126
Towne East Square—2		01/01/09		6.81%	Fixed	Secured	22,544	22,544
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured	82,261	77,710
Simon Property Group, LP (Sr. Notes)		01/30/09	(16)	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	68,810	65,023
CPG Partners, LP (Sr. Notes)		03/15/09		3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	95,825	95,825
Plaza Carolina—Variable Capped	(2)	05/09/09		6.25%	Variable	Secured	96,643	96,643
Plaza Carolina—Variable Floating	(2)	05/09/09		6.25%	Variable	Secured	57,985	57,985
Simon Property Group, LP (Sr. Notes)		07/15/09		7.00%	Fixed	Unsecured	150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09		8.63%	Fixed	Unsecured	50,000	50,000
Bloomingdale Court	(8)	11/01/09		7.78%	Fixed	Secured	27,745	27,745
Forest Plaza	(8)	11/01/09		7.78%	Fixed	Secured	15,218	15,218
Lake View Plaza	(8)	11/01/09		7.78%	Fixed	Secured	20,229	20,229

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2006
(In thousands)

								The
				Interest				Company’s
		Maturity	Interest	Rate	Secured or		Total	Share of
Property Name		Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Lakeline Plaza	(8)	11/01/09	7.78%	Fixed	Secured		22,178	22,178
Lincoln Crossing	(8)	11/01/09	7.78%	Fixed	Secured		3,061	3,061
Matteson Plaza	(8)	11/01/09	7.78%	Fixed	Secured		8,908	8,908
Muncie Plaza	(8)	11/01/09	7.78%	Fixed	Secured		7,702	7,702
Regency Plaza	(8)	11/01/09	7.78%	Fixed	Secured		4,175	4,175
St. Charles Towne Plaza	(8)	11/01/09	7.78%	Fixed	Secured		26,724	26,724
West Ridge Plaza	(8)	11/01/09	7.78%	Fixed	Secured		5,383	5,383
White Oaks Plaza	(8)	11/01/09	7.78%	Fixed	Secured		16,425	16,425
Simon Property Group, LP (Sr. Notes)		03/18/10	4.88%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10	4.60%	Fixed	Unsecured		400,000	400,000
Trolley Square		08/01/10	9.03%	Fixed	Secured		28,534	25,681
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		86,329	83,929
Crystal River		11/11/10	7.63%	Fixed	Secured		15,436	15,436
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		545,276	545,276
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		52,233	41,786
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		81,099	51,222
Revolving Credit Facility-USD	(2)	01/11/11	5.72%	Variable	Unsecured		959,000	959,000
Revolving Credit Facility—Yen Currency	(2)	01/11/11	0.57%	Variable	Unsecured	(17)	15,018	15,018
Revolving Credit Facility—Euro Currency	(2)	01/11/11	3.28%	Variable	Unsecured	(18)	271,095	271,095
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		15,164	11,520
Ingram Park Mall	(7)	08/11/11	6.99%	Fixed	Secured		80,026	80,026
Knoxville Center	(7)	08/11/11	6.99%	Fixed	Secured		60,600	60,600
Northlake Mall	(7)	08/11/11	6.99%	Fixed	Secured		69,910	69,910
Towne West Square	(7)	08/11/11	6.99%	Fixed	Secured		52,383	52,383
Tacoma Mall		10/01/11	7.00%	Fixed	Secured		127,696	127,696
Simon Property Group, LP (Sr. Notes)		05/01/12	5.75%	Fixed	Unsecured		400,000	400,000
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured		350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured		28,837	28,837
Century III Mall	(5)	10/10/12	6.20%	Fixed	Secured		85,120	85,120
Crossroads Mall		10/10/12	6.20%	Fixed	Secured		42,751	42,751
Forest Mall	(6)	10/10/12	6.20%	Fixed	Secured		17,120	17,120
Highland Lakes Center	(5)	10/10/12	6.20%	Fixed	Secured		15,780	15,780
Longview Mall	(5)	10/10/12	6.20%	Fixed	Secured		32,039	32,039
Markland Mall	(6)	10/10/12	6.20%	Fixed	Secured		22,667	22,667
Midland Park Mall	(6)	10/10/12	6.20%	Fixed	Secured		33,092	33,092
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured		52,937	52,937
Richmond Towne Square	(6)	10/10/12	6.20%	Fixed	Secured		46,481	46,481
Las Vegas Outlet Center		12/10/12	8.12%	Fixed	Secured		18,701	18,701
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured		150,000	150,000
Factory Stores of America—Boaz	(10)	03/10/13	9.10%	Fixed	Secured		2,768	2,768

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2006
(In thousands)

Property Name		Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company’s Share of Indebtedness
The Factory Shoppes at Branson Meadows	(10)	03/10/13	9.10%	Fixed	Secured	9,463	9,463
MacGregor Village	(10)	03/10/13	9.10%	Fixed	Secured	6,815	6,815
Factory Stores of America—Georgetown	(10)	03/10/13	9.10%	Fixed	Secured	6,559	6,559
Factory Stores of America—Graceville	(10)	03/10/13	9.10%	Fixed	Secured	1,949	1,949
Dare Centre	(10)	03/10/13	9.10%	Fixed	Secured	1,694	1,694
Factory Stores of America—Lebanon	(10)	03/10/13	9.10%	Fixed	Secured	1,638	1,638
Factory Stores of America—Nebraska City	(10)	03/10/13	9.10%	Fixed	Secured	1,538	1,538
North Ridge Shopping Center	(10)	03/10/13	9.10%	Fixed	Secured	8,323	8,323
Factory Stores of America—Story City	(10)	03/10/13	9.10%	Fixed	Secured	1,902	1,902
Carolina Premium Outlets—Smithfield	(10)	03/10/13	9.10%	Fixed	Secured	20,348	20,348
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	57,335	57,335
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	98,616	98,616
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	30,686	9,697
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	93,218	49,844
Boardman Plaza		07/01/14	5.94%	Fixed	Secured	23,598	23,598
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	73,000	54,750
Brunswick Square		08/11/14	5.65%	Fixed	Secured	86,000	86,000
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,355	1,689
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured	1,413	1,413
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	35,670	35,670
Total Consolidated Indebtedness at Face Value						14,066,865	13,877,308
Premium on Fixed-Rate Indebtedness						106,141	104,298
Discount on Fixed-Rate Indebtedness						(23,170)	(23,149)
Fair Value Interest Rate Swaps						(16,244)	(16,244)
Total Consolidated Indebtedness						14,133,592	13,942,213
Joint Venture Indebtedness
St. John’s Town Center Phase II		07/31/06	6.20%	Variable	Secured	8,700	4,350

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2006
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Lehigh Valley Mall		10/10/06		7.90%	Fixed	Secured		44,001	16,549
Greendale Mall		12/10/06		8.23%	Fixed	Secured		39,661	19,488
Gwinnett Place—1		04/01/07		7.54%	Fixed	Secured		35,954	17,977
Gwinnett Place—2		04/01/07		7.25%	Fixed	Secured		79,841	39,921
Town Center at Cobb—1		04/01/07		7.54%	Fixed	Secured		45,807	22,904
Town Center at Cobb—2		04/01/07		7.25%	Fixed	Secured		60,761	30,381
Galleria Commerciali Italia—Cinisello		06/20/07		3.46%	Variable	Secured	(13)	37,757	18,501
Coddingtown Mall		07/14/07		6.60%	Variable	Secured		10,500	10,500
Gotemba Premium Outlets—Variable		09/30/07		1.98%	Variable	Secured	(15)	18,177	7,271
Mall at Rockingham		09/01/07		7.88%	Fixed	Secured		93,874	23,064
Aventura Mall—A		04/06/08		6.55%	Fixed	Secured		141,000	47,000
Aventura Mall—B		04/06/08		6.60%	Fixed	Secured		25,400	8,467
Aventura Mall—C		04/06/08		6.89%	Fixed	Secured		33,600	11,200
West Town Mall		05/01/08		6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08		6.96%	Fixed	Secured		96,939	47,633
Mall of New Hampshire—2		10/01/08		8.53%	Fixed	Secured		8,034	3,948
Fashion Valley Mall—1		10/11/08		6.49%	Fixed	Secured		160,072	80,036
Fashion Valley Mall—2		10/11/08		6.58%	Fixed	Secured		29,124	14,562
SouthPark Residential		10/31/08		6.75%	Variable	Secured		6,352	2,541
Whitehall Mall		11/01/08		6.77%	Fixed	Secured		13,267	5,040
Galleria Commerciali Italia—Facility C		12/22/08		3.55%	Variable	Unsecured	(13)	57,231	28,043
Source, The		03/11/09		6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09		6.10%	Variable	Secured		92,504	34,689
Seminole Towne Center	(2)	07/09/09		6.00%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09		6.10%	Variable	Secured		40,000	17,000
Apple Blossom Mall		09/10/09		7.99%	Fixed	Secured		38,464	18,900
Auburn Mall		09/10/09		7.99%	Fixed	Secured		45,032	22,128
Toki Premium Outlets		10/30/09		0.94%	Variable	Secured	(15)	12,063	4,825
Mall at Chestnut Hill		02/02/10		8.45%	Fixed	Secured		14,269	6,738
Coconut Point	(2)	05/19/10		6.45%	Variable	Secured		129,904	64,952
Westchester, The		06/01/10		4.86%	Fixed	Secured		500,000	200,000
Mall of Georgia		07/01/10		7.09%	Fixed	Secured		193,270	96,635
Springfield Mall	(2)	12/01/10		6.45%	Variable	Secured		76,500	29,062
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		255,743	127,872
Surprise Grand Vista		12/28/10	(19)	10.81%	Fixed	Secured		246,188	98,475
Domain Residential	(2)	03/03/11		6.50%	Variable	Secured		7,508	3,754
Atrium at Chestnut Hill		03/11/11		6.89%	Fixed	Secured		46,347	22,774
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		94,186	46,281
Highland Mall		07/11/11		6.83%	Fixed	Secured		67,272	33,636
Villabe A6—Bel’Est		08/01/11		3.90%	Fixed	Secured	(14)	11,379	5,689
Fashion Centre Pentagon Retail		09/11/11		6.63%	Fixed	Secured		158,013	67,156
Bay 1 (Torcy)		12/01/11		4.70%	Fixed	Secured	(14)	17,523	8,761
Zakopianka Shopping Center		12/01/11		6.82%	Fixed	Secured	(12)	14,127	7,064
Galleria Commerciali Italia—Facility A		12/22/11		4.11%	Fixed	Secured	(13)	299,052	146,535
Galleria Commerciali Italia—Facility B		12/22/11		4.21%	Fixed	Secured	(13)	312,042	152,901

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2006
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Borek Shopping Center	02/01/12	6.19%	Fixed	Secured	(12)	15,580	7,790
Dadeland Mall	02/11/12	6.75%	Fixed	Secured		190,516	95,258
Square One	03/11/12	6.73%	Fixed	Secured		90,634	44,535
Crystal Mall	09/11/12	5.62%	Fixed	Secured		100,675	75,072
Emerald Square Mall	03/01/13	5.13%	Fixed	Secured		138,198	67,907
Avenues, The	04/01/13	5.29%	Fixed	Secured		76,241	19,060
Circle Centre Mall	04/11/13	5.02%	Fixed	Secured		76,267	11,188
Bay 2 (Torcy)	06/01/13	4.10%	Fixed	Secured	(14)	65,331	32,666
Solomon Pond	08/01/13	3.97%	Fixed	Secured		114,000	56,017
Tosu Premium Outlets	08/24/13	2.62%	Fixed	Secured	(15)	12,050	4,820
Miami International Mall	10/01/13	5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall	10/11/13	5.22%	Fixed	Secured		35,000	17,198
Wilenska Station Shopping Center	11/01/13	4.85%	Fixed	Secured	(14)	37,571	18,785
Northshore Mall	03/11/14	5.03%	Fixed	Secured		210,000	103,189
Turzyn Shopping Center	06/01/14	6.56%	Fixed	Secured	(12)	22,971	11,485
Dabrowka Shopping Center	07/01/14	6.22%	Fixed	Secured	(12)	4,730	2,365
Gotemba Premium Outlets—Fixed	10/25/14	2.00%	Fixed	Secured	(15)	9,004	3,602
Rinku Premium Outlets	10/25/14	2.34%	Fixed	Secured	(15)	33,720	13,488
Arkadia Shopping Center	11/01/14	5.05%	Fixed	Secured	(14)	128,390	64,195
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
St. Johns Town Center	03/11/15	5.06%	Fixed	Secured		170,000	85,000
Gaitway Plaza	07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The	07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court	07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza	07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners	07/01/15	4.60%	Fixed	Secured		18,800	4,388
Clay Terrace Partners	10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1	12/01/15	5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2	12/01/15	5.44%	Fixed	Secured		177,417	55,860
Smith Haven Mall	03/01/16	5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		22,132	8,408
Sano Premium Outlets	05/31/16	2.40%	Fixed	Secured	(15)	49,913	19,965
Eastland Mall	06/01/16	5.79%	Fixed	Secured		168,000	84,000
Empire Mall	06/01/16	5.79%	Fixed	Secured		176,300	88,150
Granite Run Mall	06/01/16	5.83%	Fixed	Secured		121,875	60,938
Mesa Mall	06/01/16	5.79%	Fixed	Secured		87,250	43,625
Rushmore Mall	06/01/16	5.79%	Fixed	Secured		94,000	47,000
Southern Hills Mall	06/01/16	5.79%	Fixed	Secured		101,500	50,750
Valley Mall	06/01/16	5.83%	Fixed	Secured		47,451	23,726
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		168,105	20,761
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		11,661	1,440
Total Joint Venture Indebtedness at Face Value						7,957,002	3,435,048
Premium on JV Fixed-Rate Indebtedness						0	0
Discount on JV Fixed-Rate Indebtedness						(2,727)	(1,340)
Total Joint Venture Indebtedness						7,954,275	3,433,708
The Company’s Share of Total Indebtedness							17,375,921

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2006
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

           (1)     Variable rate debt interest rates are based on the following base rates as of June  30, 2006:  LIBOR at 5.35%; EURIBOR at 2.9%; and YEN LIBOR at .19%.

           (2)     Includes applicable extensions available at Company’s option.

           (3)     These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (4)     These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (5)     These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (6)     These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (7)     These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (8)     These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (9)     These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

      (10)     These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

      (11)     Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of June 30, 2006, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 5.59%.

      (12)     Amounts shown in USD Equivalent. Euro equivalent is 45.7 million.

      (13)     Amounts shown in USD Equivalent. Euro equivalent is 562.6 million. Associated with Facility A and B are interest rate swap agreements with a total combined 486.5 million euros notional amount that effectively fixes Facility A and B at 3.97%.

      (14)     Amounts shown in USD Equivalent. Euro equivalent is 207.3 million. Associated with these loans are interest rate swap agreements with a total combined 190.8 million euros notional amount that effectively fix these loans at a combined 5.29%.

      (15)     Amounts shown in USD Equivalent. Yen equivalent is 15,475.5 million.

      (16)     The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

      (17)     Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 1,746.4 million.

      (18)     Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 216.0 million.

      (19)                Property debt consists of three components; fixed loans at 9.80% and 15.00%, and a variable rate loan at LIBOR plus 500 basis points. The variable component has LIBOR capped at 7.50%, which effectively fixes the three components at a weighted average rate of 10.81%

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2006

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD

Property Name	City	State
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Raleigh Springs Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA

Property Name	City	State
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX

Property Name	City	State
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Cobblestone Court	Victor	NY
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK

Property Name	City	State
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Wolf Ranch Town Center	Georgetown	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of June 30, 2006
($ in 000’s, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series F 8.75% Cumulative Redeemable(1)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G 7.89% Cumulative Step-Up Premium Rate(2)	3,000,000	$50	$150,000	SPGPrG
Simon Property Group, Inc.	Series I 6%Convertible Perpetual Preferred(3)	13,623,094	$50	$681,155	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(4)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P	Series C 7% Cumulative Convertible(5)	1,382,728	$28	$38,716	N/A
Simon Property Group, L.P	Series D 8% Cumulative Redeemable(6)	1,425,573	$30	$42,767	N/A
Simon Property Group, L.P	Series I 6% Convertible Perpetual(7)	4,168,501	$50	$208,425	N/A
Simon Property Group, L.P	7.50% Cumulative Redeemable(8)	255,373	$100	$25,537	N/A
Simon Property Group, L.P	7.75%/8.00% Cumulative Redeemable(9)	850,698	$100	$85,070	N/A

(1)             The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2006, was $25.16 per share.

(2)             The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2006 was $51.00 per share.

(3)             Each share was convertible into 0.7853 of a share of common stock during the period beginning on April 3, 2006 and ending on June 30, 2006. Each share is convertible into 0.78637 of a share of common stock during the period beginning on July 3, 2006 and ending on September 29, 2006. The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2006 was $68.50 per share.

(4)             Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2006 was $60.80 per share.

(5)             Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(6)             Each unit is redeemable on or after August 27, 2009.

(7)             Each unit was convertible into 0.7853 of a share of common stock during the period beginning on April 3, 2006 and ending on June 30, 2006. Each unit is convertible into 0.78637 of a share of common stock during the period beginning on July 3, 2006 and ending on September 29, 2006. Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at Simon Group’s option.

(8)             Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(9)             Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.